Net (recoveries) charges related to Ukraine Conflict	6 Months Ended
Jun. 30, 2026
Unusual or Infrequent Items, or Both [Abstract]
Net (recoveries) charges related to Ukraine Conflict	Net (recoveries) charges related to Ukraine Conflict
On February 24, 2022, Russia launched a large-scale military invasion of Ukraine and has since been engaged in a broad military conflict with Ukraine (the “Ukraine Conflict”). In response to the Ukraine Conflict and ongoing related hostilities, the United States, the European Union, the United Kingdom and other countries have imposed broad, far-reaching sanctions against Russia, certain Russian persons and certain activities involving Russia or Russian persons (the “Sanctions”).
In compliance with all applicable sanctions in March 2022, we terminated the leasing of all of our aircraft and engines with Russian airlines.
The Ukraine Conflict, the Sanctions and the actions of our former Russian lessees and the Russian government together have represented an unusual and infrequent event and therefore the related net (recoveries) charges are classified separately on our Condensed Consolidated Income Statements.
During 2022, we recognized a pre-tax net charge of $2.7 billion to our earnings, comprised of write-offs and impairments of flight equipment of $3.2 billion, which were partially offset by the derecognition of lease-related assets and liabilities (including maintenance rights and lease premium intangible assets, maintenance liabilities, security deposits and other balances) and the collection of letter of credit proceeds. We recognized a total loss write-off with respect to our assets that remained in Russia and Ukraine, and impairment losses with respect to the assets we have recovered from Russian and Ukrainian airlines. The termination of the leasing of our leased fleet in Russia also resulted in reduced revenues and operating cash flows.
During the three and six months ended June 30, 2026, we recognized net recoveries of $28 million, which consisted of insurance settlement proceeds related to a Russian airline and its Russian insurer in respect of two aircraft lost in Russia. Together with recoveries of $1.3 billion in 2023, $195 million in 2024 and $1.5 billion in 2025, our total pre-tax recoveries relating to the Ukraine Conflict since 2023 amount to approximately $3.0 billion. Certain claims against the insurers and reinsurers under our former Russian lessees’ insurance and reinsurance policies remain ongoing in the London Commercial Court. Refer to Note 25—Commitments and Contingencies for further details on these legal proceedings.
Net recoveries related to Ukraine Conflict consisted of the following for the three and six months ended June 30, 2026 and 2025:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
	(U.S. Dollars in millions)
Insurance proceeds	$(28)	$(973)	$(28)	$(973)